UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2026

Virgin Galactic Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38202	85-3608069
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Flight Way Tustin, California	92782
(Address of principal executive offices)	(Zip Code)

(949) 774-7640

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	SPCE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On November 12, 2026, Virgin Galactic Holdings, Inc. (the “Company”) announced a series of transactions and proposed transactions described in this Current Report under Items 7.01 and 8.01 that the Company has entered into or expects to enter into as part of a comprehensive plan to support its operations and growth initiatives as it prepares for the expected commencement of its commercial flights in 2027. The Company intends to use any net cash proceeds from such transactions (1) for working capital and general corporate purposes, including to fund its operations leading up to and following the start of commercial service, (2) to invest in growth initiatives, including (a) the construction of a new high-cadence launch hangar and fueling infrastructure expected to increase the Company’s spaceflight capacity, and (b) the expansion of its rocket production capabilities to support higher rate production and to pursue additional market opportunities, and (3) to repay a portion of its outstanding indebtedness.

Item 2.02	Results of Operations and Financial Condition.

On November 12, 2026, the Company issued a press release announcing certain financial and other results for the fiscal quarter ended September 30, 2026. The full text of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information furnished in Item 2.02 of this Current Report (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure.

On November 12, 2026, the Company announced that it intends to enter into one or more separate, privately negotiated transactions with one or more holders of its 2.50% Convertible Senior Notes due 2027 (the “2027 Notes”) to exchange their 2027 Notes for shares of the Company’s common stock. The Company currently expects that any such exchanges will be completed during the fourth quarter of 2026; however, the timing of any exchange will depend on, among other things, market conditions and the outcome of negotiations with holders, and any exchange may be completed at a later date or not at all. The terms of each exchange will be individually negotiated. There can be no assurance that the Company will complete any exchange, or as to the timing, terms or amount of any exchange. Any shares of common stock issued in the exchanges are expected to be issued in reliance on an exemption from registration under the Securities Act.

This Current Report does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities. Nor will there be any offer, solicitation or sale of securities in any jurisdiction in which it would be unlawful.

The information furnished in Item 7.01 of this Current Report shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On November 12, 2026, the Company entered into an Open Market Sale AgreementSM (the “Sales Agreement”) with Jefferies LLC (the “Agent”) providing for the offer and sale of up to $250,000,000 of shares of the Company’s common stock, par value $0.0001 per share, from time to time by the Company through the Agent, acting as the Company’s sales agent, or directly to the Agent, acting as principal. The Company intends to use any net cash proceeds it receives from the issuance and sale by it of any shares of the Company’s common stock to or through the Agent (1) for working capital and general corporate purposes, including to fund its operations leading up to and following the start of commercial service, (2) to invest in growth initiatives, including (a) the construction of a new high-cadence launch hangar and fueling infrastructure expected to increase the Company’s spaceflight capacity, and (b) the expansion of its rocket production capabilities to support higher rate production and to pursue additional market opportunities, and (3) to repay a portion of its outstanding indebtedness. Pursuant to the indenture, dated as of December 18, 2025, governing the Company’s 9.80% First Lien Notes due 2028 (the “First Lien Notes”), as amended by the First Supplemental Indenture, dated as of April 24, 2026 (as so amended, the “Indenture”), the Company expects to use a portion of the net proceeds from the offering to redeem such First Lien Notes to the extent required by the Indenture, which includes the requirement to use of at least 35% of net cash proceeds from the offering for such redemption.

Sales of shares of the Company’s common stock, if any, as contemplated by the Sales Agreement, made through the Agent acting as sales agent or directly to the Agent acting as principal, will be made by any method permitted by law, including without limitation (i) by means of ordinary brokers’ transactions (whether or not solicited), (ii) to or through a market maker, (iii) directly on or through any national securities exchange or facility thereof, a trading facility of a national securities association, an alternative trading system or any other market venue, (iv) in the over-the-counter market, (v) in privately negotiated transactions or (vi) through a combination of any such methods.

The Agent is not required to sell any specific number or dollar amount of shares of the Company’s common stock, but has agreed, subject to the terms and conditions of the Sales Agreement, to use its commercially reasonable efforts, consistent with its normal sales and trading practices, to sell the shares of the Company’s common stock on the terms agreed upon by the Agent and the Company.

The Sales Agreement provides that the Agent will be entitled to a commission in the amount of up to 3.0% of the gross sales price per share of all shares sold through the Agent under the Sales Agreement.

Under the terms of the Sales Agreement, the Company may also sell shares of its common stock to the Agent, as principal, at a price agreed upon at the time of sale. In any such sale to the Agent as principal, the Company may agree to pay the Agent a commission or underwriting discount that may exceed 3.0% of the gross sales price of the Company’s common stock sold to the Agent, as principal.

The Sales Agreement is filed herewith as Exhibit 1.1. The Sales Agreement contains customary representations, warranties, covenants, indemnification obligations of the Company and the Agent, including for liabilities under the Securities Act and other obligations of the parties. The representations, warranties and covenants contained in the Sales Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. The description of the Sales Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the Sales Agreement filed herewith as an exhibit and incorporated herein by reference.

The opinion of Latham & Watkins LLP relating to the validity of the shares of common stock being offered pursuant to the Sales Agreement is filed herewith as Exhibit 5.1.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements contained in this Current Report other than statements of historical fact, including, without limitation, statements regarding the proposed transactions and the Company’s intended use of any proceeds therefrom, the expected commencement of the Company’s commercial flights in 2027, the construction of a new high-cadence launch hangar and fueling infrastructure expected to increase its spaceflight capacity, the expansion of its rocket production capabilities to support higher rate production and to pursue additional market opportunities, the proposed exchanges of the 2027 Notes, the offer and sale of shares of the Company’s common stock under the Sales Agreement, and the anticipated use of any net proceeds from those offerings, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “strategy,” “future,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including but not limited to the Company’s ability to complete the proposed exchanges of the 2027 Notes on the anticipated terms, or at all, whether the Company will sell any shares under the Sales Agreement, and the amount of proceeds from any such sales, any delay in future commercial flights of the Company’s spaceflight fleet, its ability to successfully develop and test its next generation vehicles, and the time and costs associated with doing so, the Company’s expected capital requirements and the availability of additional financing, and the other factors, risks and uncertainties included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as such factors may be updated from time to time in its other filings with the Securities and Exchange Commission (the “SEC”), accessible on the SEC’s website at www.sec.gov and the Investor Relations section of the Company’s website at www.virgingalactic.com, which could cause the Company’s actual results to differ materially from those indicated by the forward-looking statements made in this Current Report. Any such forward-looking statements represent management’s estimates as of the date of this Current Report. While the Company may elect to update such forward-looking statements at some point in the future, it disclaims any obligation to do so, even if subsequent events cause its views to change.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Open Market Sale AgreementSM, dated November 12, 2026, by and between the Company and Jefferies LLC.

5.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLP (contained in the opinion filed as Exhibit 5.1 hereto).

99.1	Press Release, dated November 12, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Virgin Galactic Holdings, Inc.

Date: November 12, 2026	By:	/s/ Douglas Ahrens
	Name:	Douglas Ahrens
	Title:	Chief Financial Officer and Treasurer